Supplement dated July 1, 2004 to prospectus dated May 1, 2004 for
Variable Life Insurance Policies (each a “policy”)
issued by Pacific Life Insurance Company

For policies issued in the state of California on or after July 1, 2004, if the insured is age 60 or older as of the policy effective date, the policy’s free look period is 30 days from date of delivery. During the 30-day free look period, we’ll hold the net premiums in the Money Market investment option. On the day following the end of the 30-day free look period, we’ll automatically transfer the accumulated value in the Money Market investment option to the investment options you’ve chosen. This automatic transfer to your investment option allocation choices is excluded from the transfer limitations described in the prospectus.

If you exercise your right to cancel your policy during the 30-day free look period, we will refund the premium payments you’ve made, less any outstanding loan amount.

You may specifically direct that, during the 30-day free look period, all net premiums received by us be immediately allocated to the investment options according to your most recent allocation instructions. You may do this:

•	on your application

•	in writing any time prior to the end of the 30-day free look period.

If you specifically request your net premiums be immediately allocated to the investment options, and you exercise your right to cancel your policy during the 30-day free look period, the amount of your refund may be more or less than the premium payments you’ve made. Your refund will be calculated as of the day we or your registered representative receive your request and the policy. The refund will be:

•	any charges or taxes we’ve deducted from your premiums

•	the net premiums allocated to the fixed options

•	the accumulated value allocated to the variable investment options

•	any monthly charges and fees we’ve deducted from your policy’s accumulated value in the variable investment options.

Form No. 15-26132-00

Policy Nos.:
93-55
P01SP5
P03500
P03SP5
P04MVP
P04SE2